                               Table of Contents



Letter to Shareholders.......................................................  1
Performance Results..........................................................  3
Portfolio Highlights.........................................................  4
Performance in Perspective...................................................  5
Portfolio Management Review..................................................  6
Equity Management Philosophy.................................................  9
Glossary of Terms............................................................ 10
Portfolio of Investments..................................................... 11
Statement of Assets and Liabilities.......................................... 19
Statement of Operations...................................................... 20
Statement of Changes in Net Assets........................................... 21
Financial Highlights......................................................... 22
Notes to Financial Statements................................................ 25
Report of Independent Accountants............................................ 30

EMG ANR 10/97

                            Letter to Shareholders

September 24, 1997

                                                [PICTURE GOES HERE]


                                        Dennis J. McDonnell and Don G. Powell


Dear Shareholder,

     As you know, Van Kampen American Capital was acquired by Morgan Stanley Group Inc., paving the way for the development of a prominent global financial services company. More recently, Morgan Stanley Group Inc. and Dean Witter, Discover & Co. agreed to merge. The merger was completed on May 31, 1997, creating the combined company of Morgan Stanley, Dean Witter, Discover & Co. Additionally, we are very pleased to announce that Philip N. Duff, formerly the chief financial officer of Morgan Stanley Group Inc., has joined Van Kampen American Capital as president and chief executive officer. I will continue as chairman of the firm. We are confident that the partnership of Van Kampen American Capital and Morgan Stanley, Dean Witter, Discover & Co. will continue to work to the benefit of our fund shareholders as we move into the next century.

     On August 4, 1997, the announcement of exchange privileges between Van Kampen American Capital and Morgan Stanley retail funds opened the door to even greater investment opportunities. We are particularly pleased to offer an expanded menu of mutual funds in virtually every market sector and continent. In our view, the rapid appreciation of U.S. stock prices in recent years has created a need for investors to examine their portfolios carefully to ensure proper diversification among domestic and foreign investments. The Morgan Stanley retail funds, with their emphasis on global markets, can be valuable tools for accomplishing this diversification.

Economic Review

     Growth, stability, and confidence continued to characterize the U.S. economic environment during the reporting period. After performing solidly during the second half of 1996, the economy in the first quarter of 1997 grew at its fastest pace since 1987. Meanwhile, consumer confidence soared to its highest reading in 28 years, while unemployment fell to 4.9 percent in August, one of the lowest levels since 1973.

     Despite the robust pace of economic activity, there was little evidence of troublesome inflation. In fact, wholesale prices fell during each of the first seven months of 1997, the longest stretch of consecutive monthly declines in 45 years. At the consumer level, prices rose by a mere 2.2 percent during the 12 months through August.

     Several factors contributed to maintaining a stable rate of inflation. A strong rally in the U.S. dollar made imported goods less expensive. At the same time, continued moderation in the cost of employee benefit packages offset mild upward pressure on wages. Also, a sharp acceleration in productivity gains allowed employers to absorb higher worker salaries without raising prices. Finally, health-care costs were unchanged during July, the first time since 1975 that consumer medical prices were flat.

     In March, the inflationary implications of the nation's low unemployment rate caused the Federal Reserve Board to raise its target for a key lending rate by one-quarter of a percentage point, the first hike in short-term interest rates in two years. Signs that economic growth slowed in the second quarter, however, led Fed policymakers to leave rates unchanged at subsequent meetings.


                                       1                   Continued on page two

Market Review

     With a solid underpinning of record profits, strong economic growth, and low inflation, the U.S. equity market continued its torrid performance during the first half of 1997. The Wilshire 5000 Index of publicly traded domestic companies gained 35.47 percent during the 12 months through August. Volatility increased, as the market's steady climb was interrupted during the spring and late summer by relatively brief but sharp corrections.

     Within the equity market, most of the gains were generated by large-capitalization stocks. The Russell 1000 Index of large companies climbed 36.45 percent over the year, compared to 26.42 percent for the Russell 2000 Stock Index of small-capitalization companies. As the reporting period ended, smaller stocks regained a degree of market leadership. The Russell 2000 closed the month of August in record territory, while large-cap growth stocks remained well below their previous highs. Investors used the turmoil in Asian currency markets to take profits in several large multinational growth companies which had been trading at elevated price-to-earnings multiples.

Outlook

     We expect the pace of economic activity for the remainder of 1997 to accelerate modestly from the relatively pedestrian rate that prevailed during the second quarter. While we do not believe that economic growth will be rapid enough to reignite inflation, some warning signs are present, including a tight labor market and high consumer confidence. Additionally, an unusually powerful El Nino weather pattern developing in the Pacific Ocean has the potential to drive commodity prices significantly higher in coming months. In this environment, at least one additional round of monetary tightening by the Federal Reserve remains a possibility.

     We believe that the economic environment remains positive for stocks. The economy is growing quickly enough to produce solid earnings gains, but not so fast as to cause a significant rise in interest rates. The U.S. equity market continues to be richly valued, and at current levels, is vulnerable to an unforeseen slowdown in economic growth or an increase in bond yields. With stock prices having doubled since mid-1994, we urge our fund shareholders to use this opportunity to consider how their investments are currently divided among the three major asset classes of stocks, bonds, and cash. Uneven moves in the various markets can distort a carefully planned investment program. We encourage you to review your portfolio with an eye toward correcting imbalances in the way assets have grown to be allocated.

     A discussion with your portfolio management team in this report will provide details of the key factors and strategies contributing to your Fund's performance. Once again, we value your continued confidence in your investment with Van Kampen American Capital.

Sincerely,

/s/ Don G. Powell               /s/ Dennis J. McDonnell

Don G. Powell                   Dennis J. McDonnell
Chairman                        President
Van Kampen American Capital     Van Kampen American Capital
Asset Management, Inc.          Asset Management, Inc.

           Performance Results for the Period Ended August 31, 1997

               Van Kampen American Capital Emerging Growth Fund

                                                      A Shares        B Shares        C Shares
Total Returns

One-year total return based on NAV/1/..............    24.44%          23.51%          23.56%

One-year total return/2/...........................    17.27%          18.51%          22.56%

Five-year average annual total return/2/...........    22.11%          22.43%             N/A

Ten-year average annual total return/2/............    15.18%             N/A             N/A

Life-of-Fund average annual total return/2/........    17.41%          20.06%          18.21%

Commencement date..................................  10/02/70        04/20/92        07/06/93

N/A = Not Applicable

/1/Assumes reinvestment of all distributions for the period and does not include payment of the maximum sales charge (5.75% for A shares) or contingent deferred sales charge for early withdrawal (5% for B and 1% for C shares).

/2/Standardized total return. Assumes reinvestment of all distributions for the period and includes payment of the maximum sales charge (A shares) or contingent deferred sales charge for the early withdrawal (B and C shares).

See the Prior Performance section of the current prospectus. Past performance does not guarantee future results. Investment return and net asset value will fluctuate with market conditions. Fund shares, when redeemed, may be worth more or less than their original cost.

Market forecasts provided in this report may not necessarily come to pass.

                             Portfolio Highlights

               Van Kampen American Capital Emerging Growth Fund

Top Ten Holdings as a Percentage of Long-Term Investments

                                                As of                  As of
                                          August 31, 1997      February 28, 1997

Dell Computer Corp...........................    5.2%.................  2.3%
Microsoft Corp...............................    2.6%.................  3.1%
Compuware Corp...............................    2.2%.................  1.0%
Applied Materials, Inc.......................    1.9%.................  0.7%
HBO & Co.....................................    1.7%.................  0.9%
Conseco, Inc.................................    1.6%.................  2.1%
Peoplesoft, Inc..............................    1.6%.................  1.7%
USA Waste Services, Inc......................    1.5%.................  0.9%
BMC Software, Inc............................    1.5%.................  1.1%
Tellabs, Inc.................................    1.4%.................  1.0%


Top Five Portfolio Sectors as a Percentage of Long-Term Investments

                             As of August 31, 1997

                      Technology....................  38%
                      Consumer Distribution.........  11%
                      Health Care...................  11%
                      Energy........................  10%
                      Consumer Services.............   8%

                            As of February 28, 1997

                      Technology....................  36%
                      Finance.......................  15%
                      Health Care...................   9%
                      Consumer Distribution.........   9%
                      Consumer Services.............   9%

                Putting Your Fund's Performance in Perspective

     As you evaluate your progress toward achieving your financial goals, it is important to track your investment portfolio's performance at regular intervals. A good starting point is a comparison of your investment holdings to an applicable benchmark, such as a broad-based market index. Such a comparison can:

     . Illustrate the general market environment in which your investments are being managed

     . Reflect the impact of favorable market trends or difficult market conditions

     . Help you evaluate the extent to which your Fund's management team has responded to the opportunities and challenges presented to them over the period measured

     For these reasons, you may find it helpful to review the chart below, which compares your Fund's performance to that of the Russell 2000 Stock Index over time. This index is an unmanaged statistical composite, and does not reflect any commissions or fees which would be incurred by an investor purchasing the securities it represents. Similarly, its performance does not reflect any sales charges or other costs which would be applicable to an actively managed portfolio, such as that of the Fund.

     Growth of a Hypothetical $10,000 Investment
     Van Kampen American Capital Emerging Growth Fund vs. Russell 2000 Stock Index (August 31, 1987 through August 31, 1997)

          Fund's Total Return
          1 Year Avg. Annual     =  17.27%
          5 Year Avg. Annual     =  22.11%
          10 Year Avg. Annual    =  15.18%
          Inception Avg. Annual  =  17.41%

           Label           A              B
Label             VKAC EMERGING  RUSSEL 2000 S
----------------------------------------------
    1    Aug-1987       $ 9,423        $10,000
    2    Aug-1988       $ 7,237        $ 8,537
    3    Aug-1989       $ 9,870        $10,615
    4    Aug-1990       $ 9,548        $ 8,513
    5    Aug-1991       $13,682        $11,173
    6    Aug-1992       $14,268        $11,989
    7    Aug-1993       $20,935        $15,888
    8    Aug-1994       $20,585        $16,820
    9    Aug-1995       $27,401        $20,324
   10    Aug-1996       $33,029        $22,524
   11    Aug-1997       $41,101        $29,045

The above chart reflects the performance of Class A shares of the Fund. The performance of Class A shares will differ from that of other share classes of the Fund because of the difference in sales charges and/or expenses paid by shareholders investing in the different share classes. The Fund's performance assumes reinvestment of all distributions and includes payment of the maximum sales charge (5.75% for A shares).

While past performance is not indicative of future performance, the above information provides a broader vantage point from which to evaluate the discussion of the Fund's performance found in the following pages.

                         Portfolio Management Review

               Van Kampen American Capital Emerging Growth Fund

We recently spoke to the management team of the Van Kampen American Capital Emerging Growth Fund about the key events and economic forces that shaped the markets during the Fund's fiscal year. The team includes Gary Lewis, portfolio manager, David Walker and Janet Willis, associate portfolio managers, and Alan
T. Sachtleben, chief investment officer for equity investments. The following excerpts reflect their views on the Fund's performance during the 12-month period ended August 31, 1997.

Q    What economic factors influenced the market during the reporting period?

A    The rare combination of moderate economic growth and historically low inflation provided a very favorable environment for equity investments and drove the stock market to new heights. The economy's sluggish third quarter of 1996 was followed by a strong fourth quarter, and corporate earnings came in slightly better than expected. This boosted stocks through the end of the year, generally favoring large well-established companies over their smaller competitors.

     The economy grew at a remarkably strong pace in the first quarter of 1997, which caused investors to worry that inflation might start to rise. This concern increased volatility in stock prices and precipitated a month-long market correction in mid-March that wiped out all year-to-date gains. Stocks rebounded quickly after economic data was released in April showing negligible inflation and hints of a slowdown in growth. In May, the Dow Jones Industrial Average rallied to record-breaking heights and recouped its losses.

     Stocks continued to surge ahead until August, when the market suffered another bout of volatility and a sharp decline. Small-cap stocks, however, reached record highs and gained ground on blue-chip issues.

Q    In general, what was your strategy in managing the Fund to meet its objective?

A    Our fundamental investment strategy for the Fund remains consistent: we look for stocks with rising earnings expectations and rising valuations. This involves selecting stocks on the basis of a company's potential to outperform earnings expectations -- to produce a positive earnings surprise. Conversely, we sell stocks quickly if their earnings estimates or valuations are declining, although we are more patient in holding onto stocks with declining valuations. Our stock selection process is referred to as "bottom up," which means we evaluate stocks one by one and make purchases wherever we find a good opportunity, rather than maintaining defined sector allocations.

     In addition, we adhere to two general principles in managing the Fund. First, we normally stay fully invested in equity investments, rather than holding a large percentage of the Fund's assets in cash. And second, we place a priority on meeting with the management teams behind the companies in which we invest. These meetings help us determine if a company has an effective business philosophy and if management is disciplined in implementing it. Also, we learn about a company's opportunities within its particular industry and decide if we have confidence in its ability to maximize its growth potential.

Q    Did you use any tactics specific to this reporting period?

A    The stock market's bias toward large companies during much of the past year worked against the Emerging Growth Fund, which focuses on small-and medium-sized growth companies. Valuations were declining in much of the emerging growth stock universe. However, the valuations of larger companies -- such as Intel, Dell Computer, and Microsoft -- were rising. We took advantage of the Fund's flexibility to invest in some large-capitalization holdings in order to participate in their gains. In fact, Dell Computer was the Fund's largest holding at the close of the reporting period. Lately, the small-cap market has begun to outperform the overall market and valuations are on the rise. We trimmed our position in Microsoft, sold Intel, and generally worked to lower the median market capitalization of the Fund.

[Q] What industry groups offered the best opportunities during the reporting period?

[A] Although our portfolio tends to reflect where we found good opportunities on a stock-by-stock basis, the technology and energy sectors were among the top performing groups overall. Going into 1997, the Fund was overweighted in technology and energy, which had helped the Fund's performance in the second half of 1996. A January correction in these sectors was detrimental to the Fund, but they have rebounded nicely.

        We are relatively overweighted in energy stocks right now, focusing on the oil industry service providers. Supply and demand in the oil industry are currently in balance, but the United States is starting to deplete its reserves. This environment makes it Economical to explore, and as a result most exploration companies are in a huge growth cycle. Drillers and manufacturers of land rig equipment seem to be especially well positioned to take advantage of this environment. Currently, we are avoiding most oil and gas producers because we aren't bullish on commodity prices.

[Q]     Did any industries disappoint you?
[A] Transportation, consumer services, and consumer non-durables were notable underperformers. While the transportation sector struggled as a whole, our stock selection process led us to some of the industry's bright spots, including Airborne Freight and USAir. In consumer services, Accustaff--a provider of consulting, outsourcing, and staffing services--didn't quite measure up to our expectations. The company has strong management and market position, but its valuation declined due to the market perception that it might not be able to sustain its growth rate. Accustaff's stock price appreciated a modest
        14.25 percent during the reporting period. We've trimmed our position but still hold the security because we believe the fundamentals are in place. In the consumer non-durable sector, companies such as Tommy Hilfiger benefited from the "casual day" movement in the workplace, but that momentum has died down. In fact, Tommy Hilfiger's stock price has declined 12.97 percent in the past year. Jones Apparel is our largest holding in is sector, and it performed well during the reporting period, with price appreciation of 81 percent.

[Q] What other securities made significant contributions to Fund's total return?
[A] Technology names such as Jabil Circuit, Compuware, and Dell Computer performed very well. Jabil Circuit is a contract manufacturer of circuit board assemblies. There was some concern in 1997 that the company would falter, because much of their business is dependent on telecommunications equipment companies--many of which were struggling at that time. Jabil Circuit's stock price decreased in February but had earnings surprises in March and June, as well as a two-for-one stock split in July. Consistent with our strategy, we purchased the stock based on its rising valuations and positive earnings expectations. The stock price has appreciate over 850 percent in the past year, going from just over $6 per share at the beginning of the reporting period to almost $60 per share at the end of August.

        Maverick Tube, a manufacturer of steel tubing for oil rigs, rose on the renewed demand for deep off-shore drilling. Its stock price appreciated almost 440 percent during the reporting period. Jabil Circuit and Maverick Tube are good examples of how our stock selection process identified what appeared to be relatively mundane securities that eventually made impressive contributions to the Fund's portfolio. For additional Fund portfolio highlights, please refer to page four. Of course, not every stock in the portfolio had such exceptional performance, nor is there any guarantee that performance will be as favorable in the future.

[Q]     How did the Emerging Growth Fund perform during the past 12 months?
[A] Because we must maintain 65 percent of the Fund's assets in emerging growth companies--and choose to stay fully invested--the Fund has little downside protection when those companies are lagging, which they were during most of the reporting period. The underperformance of emerging growth stocks challenged the performance of the Fund and the Russell 2000 Stock Index, while the strong returns of the Standard & Poor's 500-Stock Index are indicative of the success of large-company stocks during much of the year.

        The Fund achieved a one-year total return of 24.44 percent/1/ (Class A shares at net asset value) as of August 31, 1997. By comparison, the S&P 500-Stock Index returned 40.73 percent, and the Russell 2000 Stock Index, which more closely resembles the Fund, returned 28.96 percent. The S&P 500-Stock Index is a broad-based, unmanaged index that reflects the general performance of the stock market, and the Russell 2000 Stock Index reflects the general performance of smaller-cap stocks.

        Keep in mind that these indices are unmanaged statistical composites that do not include any commissions, fees, or sales charges that would be paid by an investor purchasing the securities or investments they represent. Please refer to the chart on page three for additional Fund performance results.

[Q]     What is your outlook for the stock market and the Fund for the next six months?
[A] Currently, the stock market is basking in the best of all possible environments: low inflation, moderate economic growth, and solid corporate earnings. The economy continues to grow fast enough to produce further earnings growth, and the absence of inflation suggests stable interest rates, which in turn would provide support for high stock valuations.

        There are several reasons why stock selection is very important for the Emerging Growth Fund at this time. First, small-cap stocks generally trade at a premium relative to the larger stocks of the S&P 500. The spread in relative valuations between small-cap and large-cap stocks has narrowed during the past year, and it appears to be bottoming out. Historically, such an event has been followed by a rebound in small-company stock prices, so we anticipate a gradual--and probably volatile--small-cap rally that could last several years. Secondly, small-cap companies often have limited product lines, markets, or financial resources, and their securities can experience more erratic market movements than those of larger companies. Both of these factors make prudent stock selection critical, and we'll continue to implement our disciplined process.

        Finally, we expect that Congress's recent approval of the reduction in long-term capital gains tax to be advantageous to the Fund. Traditionally, small-cap stocks generate most of their return from capital gains. Shareholders pay taxes on the capital gains realized by their mutual funds, so a reduction of this tax should have a positive impact on Emerging Growth Fund shareholders.



     /s/ Alan T. Sachtleben                /s/ Gary M. Lewis
         ------------------------              -------------------
         Alan T. Sachtleben                    Gary M. Lewis
         Chief Investment Officer              Portfolio Manager
         Equity Investments

           Managing Your Equity Investment for Long-Term Performance

               Van Kampen American Capital Emerging Growth Fund

Do you ever wonder how a mutual fund invests your money? At Van Kampen American Capital, we manage our equity funds so that they maintain three key characteristics: a fully invested portfolio, broadly diversified holdings, and a clearly defined structure. We believe these traits are vital in helping us achieve our objectives of consistency and excellence in long-term investment returns.

[_] Fully Invested. The money you invest in one of our stock funds normally will be fully invested in the market to seek to maximize your potential for long-term returns.

     The importance of being fully invested is illustrated by the charts at right. By missing fewer than 4 percent of the months during the past 69 years, the value of $1 invested in 1926 was $19.48 at the end of 1996, compared to $1,371.98 for $1 that was invested for the entire period. During the five-year period (1992-1996), the average annual total return for stocks, as measured by the Standard & Poor's 500-Stock Index, a broad-based, unmanaged index, was 15.24 percent. However, the average annual return for the S&P 500 for the same period excluding the 20 best days for stock market performance, was 7.96 percent. Of course, past performance is no guarantee of future performance.

          Fully Invested Approach
          Market Returns 1926-1996
---------------------------------------------
  Stocks           T-Bills          Stocks
852-Months                         Minus 30
                                  Best Months
$1,371.98           $13.54          $19.48
---------------------------------------------

$1 Invested in 1926

Source: (c) Computed using data from Stocks, Bonds, Bills, and Inflation 1997
        Yearbook (TM), Ibbotson Associates, Chicago (annually updates work by Roger G. Ibbotson and Rex A. Sinquefield). Used with permission. All rights reserved.

[_] Broadly Diversified. A portfolio that is broadly diversified can help reduce risk and increase relative stability. Since our goal is consistency, we emphasize stock funds that are broadly diversified both in terms of the number of industries and the number of stocks within each industry in which they invest. Generally, our stock funds invest in 12 broad economic sectors, and in many individual stocks within each sector.

              Market Returns
   S&P 500 Average Annual Total Returns
            (12/31/91 - 12/31/96)
---------------------------------------------
 Fully             Less 10          Less 20
Invested          Best Days        Best days
 15.24%            11.19%           7.96%
--------------------------------------------

Source: Vestek System

[_] Clearly Defined Structure. Maintaining a fund's basic characteristics over time is an important component in delivering consistent results. It also is important to effective asset allocation. The basic characteristics of our funds are determined by a pre-defined profile which remains constant over time. If you buy a blue-chip stock fund today, it won't become a small-cap stock fund tomorrow.

We constantly evaluate the results of our approach and compare it to other similar funds. Although past performance is no guarantee of future results, we remain committed to our belief that this approach should help Van Kampen American Capital shareholders achieve consistent, competitive, long-term performance.

                               Glossary of Terms

Bottom-up investing:
     A management style emphasizes the analysis of individual stocks, rather than economic and market cycles.

Capital gain:
     The profit resulting from the sale of an asset, such as a stock or a bond.

Dow Jones Industrial Average:
     The oldest and most widely recognized stock market average, the DJIA reflects the performance of 30 actively traded stocks of well-established companies.

Emerging growth stocks:
     Securities issued by companies with less than $2 billion in market capitalization or annual sales.

Market capitalization:
     The size of a company, as measured by the value of its issued and outstanding stock. Morningstar, Inc., an independent mutual fund rating service, defines "small-cap" as less than $1 billion, "mid-cap" as between $1 billion and $5 billion, and "large-cap" as more than $5 billion.

Net asset value (NAV):
     The value of a mutual fund share computed by deducting the fund's liabilities from the total assets of the portfolio and dividing this amount by the number of shares outstanding.

S&P 500-Stock Index:
     An unmanaged index of the 500 largest, most actively traded stocks on the New York Stock Exchange. It provides a guide to the overall health of the U.S. stock market. The S&P 500 is a much broader index than the Dow Jones Industrial Average, and reflects the stock market more accurately.

Stock split:
     A situation in which a company splits its outstanding shares into a larger number of shares while proportionally adjusting share price to compensate. When a stock price skyrockets, some investors may be unwilling or unable to pay that high price, so a stock split brings the share price down to a more accessible level.

Valuation:
     The estimated or determined current worth of a stock, based on its price relative to its earnings.

                           Portfolio of Investments

                                August 31, 1997
==============================================================================
Security Description                                   Shares     Market Value
------------------------------------------------------------------------------
Common Stocks  94.2%
Consumer Distribution  10.3%
Barnes & Noble, Inc. (a)............................. 250,000     $ 11,609,375
Bed Bath & Beyond, Inc. (a).......................... 375,000       11,625,000
Brightpoint, Inc. (a)................................ 250,000        9,375,000
CompUSA, Inc. (a).................................... 500,000       15,468,750
Consolidated Stores Corp. (a)........................ 525,000       19,654,687
Costco Cos., Inc. (a)................................ 500,000       18,031,250
CVS Corp............................................. 250,000       14,093,750
Dollar General Corp.................................. 317,000       13,135,687
Dollar Tree Stores, Inc. (a)......................... 100,000        3,887,500
Eagle Hardware & Garden, Inc. (a).................... 200,000        4,387,500
Family DLR Stores, Inc............................... 450,000        9,562,500
Fred Meyer, Inc. (a)................................. 265,000       13,780,000
General Nutrition Cos., Inc. (a)..................... 500,000       13,875,000
Herman Miller, Inc................................... 475,200       24,591,600
Inacom Corp. (a)..................................... 125,000        4,312,500
Ingram Micro, Inc., Class A (a)...................... 205,000        5,893,750
Interstate Bakeries Corp............................. 275,000       16,121,875
Jacor Communications, Inc. (a)....................... 175,000        7,700,000
Pacific Sunwear of California (a).................... 175,000        6,693,750
Pier 1 Imports, Inc.................................. 600,000       10,200,000
Polo Ralph Lauren Corp. (a).......................... 166,800        4,378,500
Proffitts, Inc. (a).................................. 225,000       12,079,688
Ross Stores, Inc..................................... 750,000       22,031,250
Safeway, Inc. (a).................................... 223,750       11,397,266
Stein Mart, Inc. (a)................................. 189,000        5,292,000
Tiffany & Co......................................... 275,000       12,443,750
TJX Cos., Inc........................................ 825,000       22,687,500
Williams Sonoma, Inc. (a)............................ 425,000       19,018,750
                                                                  ------------
                                                                   343,328,178
                                                                  ------------
Consumer Durables  0.4%
Ethan Allen Interiors, Inc........................... 200,000       14,700,000
                                                                  ------------
Consumer Non-Durables  3.3%
Action Performance Cos., Inc. (a).................... 175,000        5,709,375
Borders Group, Inc. (a).............................. 550,000       13,096,875
Canandaigua Wine, Inc., Class A (a).................. 170,000        6,927,500
Jones Apparel Group, Inc. (a)........................ 375,000       18,820,313
Linens N Things, Inc. (a)............................ 250,000        7,250,000
Liz Claiborne, Inc................................... 220,000        9,803,750

                                      11     Set Notes to Financial Statements

                     Portfolio of Investments (Continued)

                               August 31, 1997
--------------------------------------------------------------------------------
Security Description                               Shares           Market Value
--------------------------------------------------------------------------------
Consumer Non-Durables (continued)
Morningstar Group, Inc. (a)......................  225,000        $    6,721,875
Nautica Enterprises, Inc. (a)....................  250,000             5,953,125
Smithfield Foods, Inc. (a).......................  161,000             8,875,125
St. John Knits, Inc..............................  250,000            10,531,250
Westpoint Stevens, Inc. (a)......................  200,000             8,000,000
Wolverine World Wide, Inc........................  450,000             9,956,250
                                                                  --------------
                                                                     111,645,438
                                                                  --------------

Consumer Services  7.7%
AccuStaff, Inc. (a)..............................  200,000             5,312,500
Amresco, Inc. (a)................................   43,800             1,305,787
Anchor Gaming (a)................................  210,700            16,856,000
Apollo Group, Inc., Class A (a)..................  260,000             9,278,750
Capstar Hotel Co. (a)............................  150,000             4,912,500
Caribiner International, Inc. (a)................  250,000            10,562,500
Clear Channel Communications, Inc. (a)...........  250,000            16,984,375
Consolidated Graphics, Inc. (a)..................  260,000            12,610,000
CORESTAFF, Inc. (a)..............................  200,000             5,950,000
Corrections Corp. of America (a).................  500,000            18,500,000
Doubletree Corp. (a).............................  250,000            12,500,000
Evergreen Media Corp., Class A (a)...............  425,000            20,346,875
Firstplus Financial Group, Inc. (a)..............  300,000            13,800,000
Foodmaker, Inc. (a)..............................  325,000             6,378,125
Hagler Bailly, Inc. (a)..........................   42,500               919,063
Imax Corp (a)....................................   70,000             1,671,250
Interpublic Group of Cos., Inc...................  390,000            19,012,500
Landry's Seafood Restaurant, Inc. (a)............  100,000             2,400,000
Meredith Corp....................................  550,000            16,500,000
Omnicom Group, Inc...............................  240,000            16,260,000
Promus Hotel Corp. (a)...........................  225,000             8,732,812
Regal Cinemas, Inc. (a)..........................  200,000             5,675,000
Robert Half International, Inc. (a)..............  265,000            15,469,375
Showbiz Pizza Time, Inc. (a).....................  200,000             4,675,000
Staffmark, Inc. (a)..............................   18,300               514,688
Univision Communications, Inc., Class A (a)......   42,800             2,193,500
Valassis Communications, Inc. (a)................  150,000             4,556,250
Whittman-Hart, Inc. (a)..........................   53,200             1,536,150
                                                                  --------------
                                                                     255,413,000
                                                                  --------------

                                      12
                                               See Notes to Financial Statements

                     Portfolio of Investments (Continued)

                               August 31, 1997
--------------------------------------------------------------------------------
Security Description                               Shares           Market Value
--------------------------------------------------------------------------------
Energy  9.4%
BJ Services Co. (Including 40,000 common stock
 warrants expiring 04/13/2000) (a).............   240,000         $   16,330,000
Cliffs Drilling Co. (a)........................   240,000             11,445,000
Coflexip SA - ADR (France).....................   150,000              7,490,625
Cooper Cameron Corp. (a).......................   510,000             33,086,250
Diamond Offshore Drilling, Inc. (a)............   570,000             31,136,250
ENSCO International, Inc.......................   525,000             33,337,500
EVI, Inc. (a)..................................   325,000             17,082,812
Falcon Drilling, Inc. (a)......................   696,000             21,924,000
Global Marine, Inc. (a)........................   600,000             17,062,500
Marine Drilling Cos., Inc. (a).................   700,000             16,800,000
Nabors Industries, Inc. (a)....................   300,000             10,331,250
National Oilwell, Inc. (a).....................   135,000              8,310,938
Parker Drilling Co. (a)........................   300,000              3,956,250
Patterson Energy, Inc. (a).....................   150,000              5,737,500
Pool Energy Services Co. (a)...................   100,000              3,131,250
Rowan Cos., Inc. (a)...........................   350,000             10,456,250
Santa Fe International Corp. (a)...............   220,500              9,867,375
Smith International, Inc. (a)..................   435,000             31,646,250
Tidewater, Inc.................................   300,000             15,750,000
Varco International, Inc. (a)..................   200,000              7,950,000
                                                                  --------------
                                                                     312,832,000
                                                                  --------------

Finance  7.6%
American Bankers Insurance Group, Inc..........   125,000              8,250,000
Astoria Financial Corp.........................   175,000              8,421,875
Bank United Corp...............................    85,000              3,070,625
CMAC Investment Corp...........................   340,000             15,682,500
Coast Savings Financial, Inc. (a)..............   125,000              5,757,812
Comdisco, Inc..................................   300,000              8,156,250
Conseco, Inc................................... 1,200,000             51,600,000
Cullen Frost Bankers, Inc......................   150,000              6,675,000
E Trade Group, Inc. (a)........................   300,000              9,637,500
Everest Reinsurance Holdings, Inc..............   150,000              5,428,125
Finova Group, Inc..............................   300,000             25,368,750
Frontier Insurance Group, Inc..................    45,000              1,575,000
Golden State Bancorp, Inc. (a).................   200,000              5,775,000
Greenpoint Financial Corp......................   175,000             10,773,437
Mercury General Corp...........................    20,000              1,750,000
Money Store, Inc...............................   387,500             11,043,750

                                       13
                                               See Notes to Financial Statements

                                August 31, 1997

----------------------------------------------------------------------------------------
Security Description                                            Shares      Market Value
----------------------------------------------------------------------------------------
Finance (continued)
National Commerce Bancorp....................................    94,000     $  2,361,750
North Fork Bancorp, Inc......................................   300,000        7,481,250
Peoples Heritage Financial Group, Inc........................   160,000        5,960,000
Silicon Valley Bancshares (a)................................    60,000        3,225,000
Sovereign Bancorp, Inc.......................................   330,000        5,115,000
St. Paul Bancorp, Inc........................................   325,000        7,515,625
Star Banc Corp...............................................   213,150        9,631,716
State Street Corp............................................   400,000       19,950,000
SunAmerica, Inc..............................................   125,000        6,734,375
Transatlantic Holdings, Inc..................................    45,000        3,180,938
Vesta Insurance Group, Inc...................................    35,000        1,725,938
                                                                            ------------
                                                                             251,847,216
                                                                            ------------
Healthcare  10.0%
Centocor, Inc. (a)...........................................   150,000        6,731,250
Curative Health Services, Inc. (a)...........................   150,000        4,612,500
DeKalb Genetics Corp., Class B...............................   100,000        3,925,000
Dura Pharmaceuticals, Inc. (a)...............................   675,000       24,046,875
ESC Medical Systems Ltd. (a).................................   225,000        7,368,750
FPA Medical Management, Inc. (a).............................   250,000        7,250,000
Guidant Corp.................................................   402,500       35,344,531
HBO & Co.....................................................   735,000       52,644,375
Health Management Assn., Inc., Class A (a)...................   487,500       14,411,719
Healthsouth Corp. (a)........................................ 1,250,000       31,171,875
Medicis Pharmaceutical Corp., Class A (a)....................   301,250       11,974,687
MiniMed, Inc. (a)............................................   175,000        6,146,875
Omnicare, Inc................................................   730,000       21,124,375
Oxford Health Plans, Inc. (a)................................   450,000       32,906,250
Parexel International Corp. (a)..............................   250,000        8,843,750
Quintiles Transnational Corp. (a)............................   235,000       18,330,000
Renal Treatment Centers, Inc. (a)............................   225,000        7,621,875
Rexall Sundown, Inc. (a).....................................   200,000        6,950,000
Spine Tech, Inc. (a).........................................   150,000        7,050,000
Sunrise Assisted Living, Inc. (a)............................    85,000        2,645,625
Theragenics Corp. (a)........................................   125,000        4,718,750
Total Renal Care Holdings, Inc. (a)..........................   215,000        9,836,250
Universal Health Services, Inc., Class B (a).................   200,000        8,762,500
                                                                            ------------
                                                                             334,417,812
                                                                            ------------

                                       14
                                               See Notes to Financial Statements

                               August 31, 1997

-----------------------------------------------------------------------------------------
Security Description                                              Shares     Market Value
-----------------------------------------------------------------------------------------
Producer Manufacturing  5.4%
Allied Waste Industries, Inc. (a)............................     300,000    $  4,518,750
ASM Lithography Holding N.V. (Netherlands) (a)...............     350,000      29,750,000
Danaher Corp.................................................     200,000      10,712,500
Global Industries, Ltd. (a)..................................     150,000       5,465,625
Hartford Financial Services Group, Inc.......................     160,000      12,760,000
Kulicke and Soffa Industries, Inc. (a).......................     300,000      13,781,250
Mastec, Inc. (a).............................................     150,000       7,003,125
Mueller Industries, Inc. (a).................................     100,000       4,381,250
Newpark Resources, Inc. (a)..................................     300,000      10,162,500
Precision Castparts Corp.....................................     200,000      12,925,000
Tyco International Ltd.......................................     250,000      19,609,375
USA Waste Services, Inc. (a).................................   1,133,750      47,617,500
                                                                             ------------
                                                                              178,686,875
                                                                             ------------
Raw Materials/Processing Industries  1.1%
Lone Star Technologies, Inc. (a).............................      85,000       3,469,063
Maverick Tube Corp. (a)......................................     300,000       9,787,500
Praxair, Inc.................................................     195,000      10,420,312
Safeskin Corp. (a)...........................................     150,000       4,987,500
Sealed Air Corp. (a).........................................     125,000       6,484,375
                                                                             ------------
                                                                               35,148,750
                                                                             ------------
Technology  36.1%
ADC Telecommunications, Inc. (a).............................     400,000      14,850,000
Advanced Fibre Communications, Inc. (a)......................     325,000      20,231,250
Altera Corp. (a).............................................     390,000      20,767,500
America Online, Inc. (a).....................................     250,000      16,125,000
Apex PC Solutions, Inc. (a)..................................     125,000       5,000,000
Applied Materials, Inc. (a)..................................     625,000      58,984,375
Aspect Development, Inc. (a).................................     125,000       4,781,250
Aspen Technology, Inc. (a)...................................     300,000      10,237,500
Baan Co. N.V. (Netherlands) (a)..............................     275,000      16,568,750
BE Aerospace, Inc. (a).......................................      85,000       3,017,500
BMC Industries, Inc..........................................     140,000       4,357,500
BMC Software, Inc. (a).......................................     750,000      46,968,750
Cambridge Technology Partners, Inc. (a)......................     300,000       9,675,000
Cellstar Corp. (a)...........................................     525,000      17,489,062
CHS Electronics, Inc. (a)....................................     300,000      11,587,500
Ciber, Inc. (a)..............................................     200,000       7,987,500
Ciena Corp. (a)..............................................     250,000      11,937,500

                                       15
                                               See Notes to Financial Statements


                     Portfolio of Investments (Continued)
                                August 31, 1997
==================================================================================================================
Security Description                                                                    Shares        Market Value
------------------------------------------------------------------------------------------------------------------
Technology (continued)
Citrix Systems, Inc. (a).............................................................   325,000     $  16,412,500
Computer Horizons Corp. (a)..........................................................   230,000         9,142,500
Computer Task Group, Inc.............................................................   150,000         6,703,125
Compuware Corp. (a).................................................................. 1,125,000        69,468,750
Comverse Technology, Inc. (a)........................................................   300,000        13,781,250
Cymer, Inc. (a)                                                                         305,000        27,716,875
Dallas Semiconductor Corp............................................................   265,000        10,152,812
Dell Computer Corp. (a).............................................................. 2,000,000       164,125,000
Discreet Logic, Inc. (a).............................................................   202,200         4,726,425
Engineering Animation, Inc. (a)......................................................    42,000         1,606,500
Etec Systems, Inc. (a)...............................................................   100,000         6,700,000
Gulfstream Aerospace Corp. (a).......................................................   128,000         3,792,000
Harbinger Corp. (a)..................................................................   200,000         7,000,000
HNC Software, Inc. (a)...............................................................   200,000         7,275,000
Information Management Resources, Inc. (a)...........................................   200,000         6,525,000
Jabil Circuit, Inc. (a)..............................................................   515,000        30,513,750
Keane, Inc. (a)......................................................................   215,000        12,631,250
KLA - Tencor Corp. (a)...............................................................   350,000        24,806,250
McAfee Associates, Inc. (a)..........................................................   470,000        26,613,750
Memco Software Ltd. (a)..............................................................    42,500           823,438
Micrel, Inc. (a).....................................................................   225,000         8,043,750
Microsoft Corp. (a)..................................................................   615,000        81,295,312
Omtool Ltd. (a).......................................................................   12,500           123,438
Orbotech Ltd (a)......................................................................  150,000         7,481,250
Paychex, Inc..........................................................................  345,000        11,816,250
Peoplesoft, Inc. (a)..................................................................  900,000        50,625,000
Quantum Corp. (a).....................................................................  225,000         7,889,063
Sanmina Corp. (a).....................................................................  300,000        23,775,000
Saville Systems PLC - ADR (Ireland) (a)...............................................  135,000         9,028,125
Siebel Systems, Inc. (a)..............................................................  250,000         9,031,250
Smart Modular Technologies, Inc. (a)..................................................  150,000         8,850,000
Stratus Computer, Inc. (a)............................................................  265,000        14,707,500
Sun Microsystems, Inc. (a)............................................................  350,000        16,800,000
Sundstrand Corp.......................................................................  200,000        11,800,000
SunGard Data Systems, Inc. (a)........................................................  325,000        16,940,625
Technology Solutions Co. (a)..........................................................  150,000         3,487,500
Teledata Communications, Inc. (a).....................................................  200,000         6,900,000
Tellabs, Inc. (a).....................................................................  750,000        44,765,625
Teradyne, Inc. (a)....................................................................  600,000        33,412,500

                                       16      See Notes to Financial Statements


                     Portfolio of Investments (Continued)
                                August 31, 1997
==================================================================================================================
Security Description                                                                    Shares        Market Value
------------------------------------------------------------------------------------------------------------------
Technology  (continued)
Uniphase Corp. (a)...................................................................  175,000      $   11,943,750
Veritas Software Co. (a).............................................................  150,000           9,468,750
Viasoft, Inc. (a)....................................................................  425,000          23,003,125
Visio Corp. (a)......................................................................  300,000          10,350,000
Vitesse Semiconductor Corp. (a)......................................................  550,000          25,918,750
Wind River Systems, Inc. (a).........................................................  235,000          10,075,625
World Access, Inc. (a)...............................................................   36,400             964,600
Wyman Gordon Co. (a).................................................................  250,000           6,828,125
Yahoo!, Inc. (a).....................................................................  125,000           7,437,500
                                                                                                    --------------
                                                                                                     1,203,844,525
                                                                                                    --------------

Transportation  1.7%
Airborne Freight Corp................................................................  250,000          12,312,500
Continental Airlines, Inc., Class B (a)..............................................  350,000          12,818,750
Halter Marine Group, Inc. (a)........................................................  225,000           8,901,563
Tower Automotive, Inc. (a)...........................................................  150,000           6,731,250
U.S. Airways Group, Inc. (a).........................................................  450,000          15,356,250
                                                                                                    --------------
                                                                                                        56,120,313
                                                                                                    --------------

Utilities  1.2%
AES Corp. (a)........................................................................  470,000          17,390,000
Cincinnati Bell, Inc.................................................................  500,000          13,468,750
Premiere Technologies, Inc. (a)......................................................  200,000           6,212,500
USLD Communications Corp. (a)........................................................  200,000           3,075,000
                                                                                                    --------------
                                                                                                        40,146,250
                                                                                                    --------------
Total Common Stocks...............................................................................   3,138,130,357
                                                                                                    --------------
Subscription Warrant  0.0%
Westwood One, Inc. (13,126 common stock warrants expiring 09/04/97)...............................         141,104
                                                                                                    --------------

Total Long-Term Investments  94.2%
(Cost $2,089,982,102).............................................................................   3,138,271,461
                                                                                                    --------------
Short-Term Investments  5.7%
Commercial Paper  0.3%
Prudential Funding Corp. ($10,275,000 par, yielding 5.523%, 09/02/97 maturity)....................      10,268,698
                                                                                                    --------------
United States Government and Agency Obligations  5.4%
Federal Home Loan Bank ($23,670,000 par, yielding 5.644%, 09/02/97 maturity)......................      23,662,715
Federal Home Loan Bank ($11,000,000 par, yielding 5.482%, 01/15/98 maturity) (b)..................      10,771,970
Federal Home Loan Mortgage Corp. ($30,563,000 par, yielding 5.466%, 10/24/97 maturity) (b)........      30,315,440
Federal National Mortgage Assn. ($40,235,000 par, yielding 5.446%, 10/20/97 maturity) (b).........      39,934,914
Federal National Mortgage Assn. ($25,000,000 par, yielding 5.485%, 11/10/97 maturity).............      24,726,750

                                      17       See Notes to Financial Statements

                                August 31, 1997

====================================================================================================================================
Security Description                                                                                   Shares           Market Value
------------------------------------------------------------------------------------------------------------------------------------
United States Government and Agency Obligations  (continued)
Federal National Mortgage Assn. ($15,000,000 par, yielding 5.529%, 01/05/98 maturity) (b).......................     $    14,711,400

Tennessee Valley Authority ($35,000,000 par, yielding 5.506%, 09/11/97 maturity)................................          34,941,875
                                                                                                                     ---------------
                                                                                                                         179,065,064
                                                                                                                     ---------------
Total Short-Term Investments
     (Cost $189,348,405)........................................................................................         189,333,762
                                                                                                                     ---------------

Total Investments  99.9%
     (Cost $2,279,330,507)......................................................................................       3,327,605,223
Other Assets in Excess of Liabilities   0.1%....................................................................           3,419,210
                                                                                                                     ---------------
Net Assets  100.0%..............................................................................................     $ 3,331,024,433
                                                                                                                     ===============

(a) Non-income producing security as this stock currently does not declare dividends.

(b)  Assets segregated for open futures transactions.

                     Statement of Assets and Liabilities

                               August 31, 1997

====================================================================================================================================
Assets:
Total Investments (Cost $2,279,330,507)......................................................................        $3,327,605,223
Cash.........................................................................................................                 8,866
Receivables:
  Investments Sold...........................................................................................            65,618,945
  Fund Shares Sold...........................................................................................            15,033,636
  Dividends..................................................................................................               578,089
  Variation Margin on Futures................................................................................               237,600
Other........................................................................................................                 4,245
                                                                                                                      -------------
  Total Assets...............................................................................................         3,409,086,604
                                                                                                                      -------------
Liabilities:
Payables:
  Investments Purchased......................................................................................            66,081,598
  Fund Shares Repurchased....................................................................................             7,278,620
  Distributor and Affiliates.................................................................................             2,671,100
  Investment Advisory Fee....................................................................................             1,303,438
  Income Distributions.......................................................................................                25,569
Accrued Expenses.............................................................................................               562,674
Trustees Deferred Compensation and Retirement Plans..........................................................               139,172
                                                                                                                     --------------
  Total Liabilities..........................................................................................            78,062,171
                                                                                                                     --------------
Net Assets...................................................................................................        $3,331,024,433
                                                                                                                     ==============
Net Assets Consist of:
Capital......................................................................................................        $2,103,431,506
Net Unrealized Appreciation..................................................................................         1,049,651,975
Accumulated Net Realized Gain................................................................................           178,065,625
Accumulated Net Investment Loss..............................................................................              (124,673)
                                                                                                                     --------------
Net Assets...................................................................................................        $3,331,024,433
                                                                                                                     ==============
Maximum Offering Price Per Share:
  Class A Shares:

    Net asset value and redemption price per share (Based on net assets of $1,970,700,734 and
    48,248,427 shares of beneficial interest issued and outstanding).........................................        $        40.84

    Maximum sales charge (5.75%* of offering price)..........................................................                  2.49
                                                                                                                     --------------
    Maximum offering price to public.........................................................................        $        43.33
                                                                                                                     ==============
  Class B Shares:

    Net asset value and offering price per share (Based on net assets of $1,220,384,465 and
    31,462,288 shares of beneficial interest issued and outstanding).........................................        $        38.79
                                                                                                                     ==============
  Class C Shares:

    Net asset value and offering price per share (Based on net assets of $139,939,234 and
    3,556,170 shares of beneficial interest issued and outstanding)..........................................        $        39.35
                                                                                                                     ==============
*On sales of $50,000 or more, the sales charge will be reduced.


                                       19      See Notes to Financial Statements

                           Statement of Operations

                      For the Year Ended August 31, 1997
================================================================================

Investment Income:
Interest......................................................... $  13,686,444
Dividends........................................................     7,127,217
                                                                  -------------
     Total Income................................................    20,813,661
                                                                  -------------
Expenses:
Distribution (12b-1) and Service Fees (Attributed to Classes
  A, B and C of $3,657,672, $9,658,515 and $1,101,711,
  respectively)..................................................    14,417,898
Investment Advisory Fee..........................................    12,830,014
Shareholder Services.............................................     8,266,720
Legal............................................................       170,521
Custody..........................................................       101,075
Trustees Fees and Expenses.......................................        35,840
Other............................................................     2,017,903
                                                                  -------------
   Total Expenses................................................    37,839,971
   Less Expenses Reimbursed......................................         6,500
                                                                  -------------
   Net Expenses..................................................    37,833,471
                                                                  -------------
Net Investment Loss.............................................. $ (17,019,810)
                                                                  =============
Realized and Unrealized Gain/Loss:
Realized Gain/Loss:
  Investments.................................................... $ 195,188,687
  Futures........................................................    16,011,662
                                                                  -------------
Net Realized Gain................................................   211,200,349
                                                                  -------------
Unrealized Appreciation/Depreciation:
  Beginning of the Period........................................   622,064,670
                                                                  -------------
  End of the Period:
     Investments................................................. 1,048,274,716
     Futures.....................................................     1,377,259
                                                                  -------------
                                                                  1,049,651,975
                                                                  -------------
Net Unrealized Appreciation During the Period....................   427,587,305
                                                                  -------------
Net Realized and Unrealized Gain................................. $ 638,787,654
                                                                  =============
Net Increase in Net Assets From Operations....................... $ 621,767,844
                                                                  =============

                      Statement of Changes in Net Assets

           For the Years Ended August 31, 1997 and August 31, 1996

--------------------------------------------------------------------------------
                                                   Year Ended       Year Ended
                                                August 31, 1997  August 31, 1996
--------------------------------------------------------------------------------
From Investment Activities:
Operations:
Net Investment Loss............................ $   (17,019,810) $  (10,905,164)
Net Realized Gain..............................     211,200,349     157,396,532
Net Unrealized Appreciation During the Period..     427,587,305     195,461,287
                                                ---------------  --------------

Change in Net Assets from Operations...........     621,767,844     341,952,655
                                                ---------------  --------------

Distributions from Net Realized Gain:
  Class A Shares...............................     (68,724,698)   (105,609,728)
  Class B Shares...............................     (40,777,606)    (51,571,815)
  Class C Shares...............................      (4,475,920)     (4,734,730)
                                                ---------------  --------------

     Total Distributions.......................    (113,978,224)   (161,916,273)
                                                ---------------  --------------

Net Change in Net Assets from Investment
 Activities....................................     507,789,620     180,036,382
                                                ---------------  --------------
From Capital Transactions:

Proceeds from Shares Sold......................   3,571,842,624   2,600,527,096

Net Asset Value of Shares Issued Through
 Dividend Reinvestment.........................     106,183,551     150,677,949

Cost of Shares Repurchased.....................  (3,132,953,942) (2,174,636,515)
                                                ---------------  --------------

Net Change in Net Assets from Capital
 Transactions..................................     545,072,233     576,568,530
                                                ---------------  --------------

Total Increase in Net Assets...................   1,052,861,853     756,604,912

Net Assets:

Beginning of the Period........................   2,278,162,580   1,521,557,668
                                                ---------------  --------------
End of the Period (Including accumulated net
 investment loss of $124,673 and $108,644,
 respectively)................................. $ 3,331,024,433  $ 2,278,162,580
                                                ===============  ===============

                                      21

                                               See Notes to Financial Statements

                             Financial Highlights

The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated

--------------------------------------------------------------------------------------------------------------------------
                                                                                    Year Ended August 31,
                                                                 ---------------------------------------------------------
Class A Shares                                                       1997     1996(a)      1995(a)       1994         1993
--------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of the Period......................   $ 34.347   $  31.59   $   24.37     $  26.46     $  19.03
                                                                 --------   --------   ---------     --------     --------
        Net Investment Income/Loss............................      (.127)     (.096)        .05         (.11)        (.05)
        Net Realized and Unrealized Gain/Loss.................      8.177      6.043        7.79         (.32)      8.6375
                                                                 --------   --------    --------      --------     --------
Total from Investment Operations..............................      8.050      5.947        7.84         (.43)      8.5875
Less Distributions from Net Realized Gain.....................      1.553      3.190         .62         1.66       1.1575
                                                                 --------   --------    --------     --------     --------
Net Asset Value, End of the Period............................   $ 40.844   $ 34.347    $  31.59     $  24.37     $  26.46
                                                                 ========   ========    ========     ========     ========
Total Return (b)..............................................     24.44%     20.54%      33.11%       (1.67%)      46.73%
Net Assets at End of the Period (In millions).................   $1,970.7   $1,438.5    $1,029.2     $  677.1     $  517.8

Ratio of Expenses to Average Net Assets (c)...................      1.05%      1.10%       1.14%        1.18%        1.10%
Ratio of Net Investment Income/Loss to Average Net Assets (c).      (.30%)     (.29%)       .19%        (.30%)       (.27%)
Portfolio Turnover............................................        92%        91%        101%          64%          47%
Average Commission Paid Per Equity Share Traded (d)...........   $  .0609   $  .0587          --           --           --


(a)  Based on average shares outstanding.

(b) Total Return is based upon Net Asset Value which does not include payment of maximum sales charge or contingent deferred sales charge.

(c) The impact on the Ratios of Expenses and Net Investment Income to Average Net Assets due to VKAC reimbursement of certain expenses was less than 0.01%.

(d) Represents the average brokerage commission paid per equity share traded during the period for trades where commissions were applicable. This disclosure was not required in fiscal years prior to 1996.

                                      22       See Notes to Financial Statements

                                Emerging Growth

The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated.

=======================================================================================================================

                                                                                  Year Ended August 31,
                                                          -------------------------------------------------------------
Class B Shares                                                1997       1996(a)      1995(a)        1994       1993(a)
-----------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of the Period................. $  32.938    $   30.65     $  23.86     $  26.14     $  18.98
                                                          ---------    ---------     --------     --------     --------
        Net Investment Loss..............................     (.270)       (.349)        (.16)        (.27)       (.245)
        Net Realized and Unrealized Gain/Loss............     7.674        5.827         7.57         (.35)      8.5625
                                                          ---------    ---------     --------     --------     --------
Total from Investment Operations.........................     7.404        5.478         7.41         (.62)      8.3175
Less Distributions from Net Realized Gain................     1.553        3.190          .62         1.66       1.1575
                                                          ---------    ---------     --------     --------     --------
Net Asset Value, End of the Period....................... $  38.789    $  32.938     $  30.65     $  23.86     $  26.14
                                                          =========    =========     ========     ========     ========
Total Return (b).........................................     23.51%       19.61%       32.01%       (2.46%)      45.41%
Net Assets at End of the Period (In millions)............ $ 1,220.4    $   757.3     $  450.5     $  252.9     $  74.5
Ratio of Expenses to Average Net Assets (c)..............      1.85%        1.90%        1.97%        2.01%        1.89%
Ratio of Net Investment Loss to Average Net Assets (c)...     (1.10%)      (1.10%)       (.64%)      (1.07%)      (1.07%)
Portfolio Turnover.......................................        92%          91%         101%          64%          47%
Average Commission Paid Per Equity Share Traded (d)...... $   .0609    $   .0587           -            -            -

(a)  Based on average shares outstanding.

(b) Total Return is based upon Net Asset Value which does not include payment of maximum sales charge or contingent deferred sales charge.

(c) The impact on the Ratios of Expenses and Net Investment Income to Average Net Assets due to VKAC reimbursement of certain expenses was less than 0.01%.

(d) Represents the average brokerage commission paid per equity share traded during the period for trades where commissions were applicable. This disclosure was not required in fiscal years prior to 1996.


                                      23       See Notes to Financial Statements

The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated.

=================================================================================================================================
                                                                                                                     July 6, 1993
                                                                          Year Ended August 31,                     (Commencement
                                                          -----------------------------------------------        of Distribution)
Class C Shares                                              1997       1996(a)      1995(a)        1994     to August 31, 1993(a)
---------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of the Period                $  33.384      $ 31.02      $  24.14    $  26.42                 $  25.07
                                                        ---------      -------      --------    --------                 --------
        Net Investment Loss                                 (.273)       (.354)         (.16)       (.25)                   (.045)
        Net Realized and Unrealized Gain/Loss               7.793        5.908          7.66        (.37)                   1.395
                                                        ---------      -------      ---------   ---------                --------
Total from Investment Operations                            7.520        5.554          7.50        (.62)                    1.35
Less Distributions from Net Realized Gain                   1.553        3.190           .62       1 .66                      -
                                                        ---------      -------      --------    --------                 --------
Asset Value, End of the Period                          $  39.351      $33.384      $  31.02    $  24.14                 $  26.42
                                                        =========      =======      ========    ========                 ========

Total Return (b)                                            23.56%       19.60%        32.01%      (2.46%)                   5.42%*
Net Assets at End of the Period (In millions)           $   139.9      $  82.4      $   41.8    $   24.5                 $    1.4
Ratio of Expenses to Average Net Assets (c)                  1.85%        1.89%         1.96%       2.02%                    2.31%
Ratio of Net Investment Loss to Average Net Assets (c)      (1.10%)      (1.10%)        (.63%)     (1.04%)                  (1.37%)
Portfolio Turnover                                             92%          91%          101%         64%                      47%*
Average Commission Paid Per Equity Share Traded (d)     $   .0609      $ .0587            -            -                       -

*Non-Annualized
(a)     Based on average shares outstanding.

(b) Total Return is based upon Net Asset Value which does not include payment of maximum sales charge or contingent deferred sales charge.

(c) The impact on the Ratios of Expenses and Net Investment Income to Average Net Assets due to VKAC reimbursement of certain expenses was less than 0.01%.

(d) Represents the average brokerage commission paid per equity share traded during the period for trades where commissions were applicable. This disclosure was not required in fiscal years prior to 1996.

                                      24       See Notes to Financial Statements

                        Notes to Financial Statements
                                August 31, 1997
================================================================================
1.   Significant Accounting Policies

Van Kampen American Capital Emerging Growth Fund (the "Fund") is organized as a Delaware business trust, and is registered as a diversified open-end management investment company under the Investment Company Act of 1940, as amended. The Fund seeks capital appreciation by principally investing in common stock of small- and medium-sized companies that are considered to be emerging growth companies. The Fund commenced investment operations on October 2, 1970. The distribution of the Fund's Class B and Class C shares commenced on April 20, 1992 and July 6, 1993, respectively.

     The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

A. Security Valuation--Investments in securities listed on a securities exchange are valued at their sale price as of the close of such securities exchange. Unlisted securities and listed securities for which the last sale price is not available are valued at the mean of the bid and asked prices or, if not available, their fair value as determined using procedures established in good faith by the Board of Trustees. Short-term securities with remaining maturities of 60 days or less are valued at amortized cost.

B. Security Transactions--Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis.

     The Fund may invest in repurchase agreements, which are short-term investments whereby the Fund acquires ownership of a debt security and the seller agrees to repurchase the security at a future time and specified price. The Fund may invest independently in repurchase agreements, or transfer uninvested cash balances into a pooled cash account along with other investment companies advised by Van Kampen American Capital Asset Management, Inc. (the "Adviser") or its affiliates, the daily aggregate of which is invested in repurchase agreements. Repurchase agreements are fully collateralized by the underlying debt security. The Fund will make payment for such securities only upon physical delivery or evidence of book entry transfer to the account of the custodian bank. The seller is required to maintain the value of the underlying security at not less than the repurchase proceeds due the Fund.

C. Investment Income--Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis. Original issue discount is amortized over the life of each applicable security. Premiums on debt securities are not amortized.

D. Federal Income Taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes is required.

     Net realized gain differs for financial reporting and tax purposes as a result of the deferral for tax purposes of losses resulting from wash sales and the mark to market of open futures contracts at August 31, 1997.

     At August 31, 1997 for federal income tax purposes, cost of long- and short-term investments is $2,279,813,380; the aggregate gross unrealized appreciation is $1,062,438,987 and the aggregate gross unrealized depreciation is $14,647,144, resulting in net unrealized appreciation of $1,047,791,843.

                                August 31, 1997
-------------------------------------------------------------------------------

E. Distribution of Income and Gains--The Fund declares and pays dividends annually from net investment income and net realized gains, if any. Distributions from net realized gains for book purposes may include short-term capital gains and gains on option and futures transactions. All short-term capital gains and a portion of option and futures gains are included in ordinary income for tax purposes.

     For the year ended August 31, 1997, $113,978,224 of the distributions from realized gains made by the Fund were long-term capital gains. In January, 1998, the Fund will provide tax information to shareholders for the 1997 calendar year.

     Due to inherent differences in the recognition of income and expenses under generally accepted accounting principles and federal income tax purposes, permanent differences between book and tax basis reporting for the current fiscal year have been identified and appropriately reclassified. Permanent differences related to the recognition of certain expenses that are not deductible for tax purposes totaling $143,423 and a net operating loss generated by the Fund, which cannot be used to offset future year's tax basis net investment income, totaling $16,860,358 have been reclassified from accumulated net investment loss to capital.

2. Investment Advisory Agreement and Other Transactions with Affiliates

     Under the terms of the Fund's Investment Advisory Agreement, the Adviser will provide investment advice and facilities to the Fund for an annual fee payable monthly as follows:


Average Net Assets                                                  % Per Annum
-------------------------------------------------------------------------------
First $350 million................................................   .575 of 1%

Next $350 million.................................................   .525 of 1%

Next $350 million.................................................   .475 of 1%

Over $1.05 billion................................................   .425 of 1%


     For the year ended August 31, 1997, the Fund recognized expenses of approximately $170,400 representing legal services provided by Skadden, Arps, Slate, Meagher & Flom (Illinois), counsel to the Fund, of which a trustee of the Fund is an affiliated person.

     For the year ended August 31, 1997, the Fund recognized expenses of approximately $359,900 representing Van Kampen American Capital Distributors, Inc.'s or its affiliates' (collectively "VKAC") cost of providing accounting services to the Fund. These services are provided by VKAC at cost.

     ACCESS Investor Services, Inc. ("ACCESS"), an affiliate of the Adviser, serves as the shareholder servicing agent for the Fund. For the year ended August 31, 1997, the Fund recognized expenses of approximately $6,379,300, representing ACCESS' cost of providing transfer agency and shareholder services plus a profit.

     Additionally, for the year ended August 31, 1997, the Fund reimbursed VKAC approximately $143,400 related to the direct cost of consolidating the VKAC open-end fund complex. Payment was contingent upon realization by the Fund of cost efficiencies in shareholder services resulting from the consolidation.

     Certain officers and trustees of the Fund are also officers and directors of VKAC. The Fund does not compensate its officers or trustees who are officers of VKAC.

     The Fund provides deferred compensation and retirement plans for its trustees who are not officers of VKAC. Under the deferred compensation plan, trustees may elect to defer all or a portion of their compensation to a later date. Benefits under the retirement plan are payable for a ten-year period and are based upon each trustee's years of service to the Fund. The maximum annual benefit per Trustee under the plan is equal to $2,500. The advisor reimbursed the Fund for these Plan expenses through December 31, 1996.

                                August 31, 1997
--------------------------------------------------------------------------------

     For the year ended August 31, 1997, the Fund paid brokerage commissions to Morgan Stanley Group, Inc., an affiliate of VKAC, of $32,244.

     At August 31, 1997, VKAC owned 207,592 Class A shares of the Fund.

3. Capital Transactions

The Fund has outstanding three classes of shares of beneficial interest, Classes A, B and C, each with a par value of $.01 per share. There are an unlimited number of shares of each class authorized.

     At August 31, 1997, capital aggregated $1,099,695,317, $897,875,510 and
$105,860,679 for Classes A, B, and C, respectively. For the year ended August 31, 1997, transactions, were as follows:

                                                    Shares                Value
-------------------------------------------------------------------------------
Sales:
  Class A....................................   85,481,062      $ 3,061,226,475
  Class B....................................   12,632,143          435,521,886
  Class C....................................    2,148,596           75,094,263
                                               -----------      ---------------
Total Sales..................................  100,261,801      $ 3,571,842,624
                                               ===========      ===============

Dividend Reinvestment:
  Class A....................................    1,934,861      $    64,450,222
  Class B....................................    1,192,031           37,918,500
  Class C....................................      118,216            3,814,829
                                               -----------      ---------------
Total Dividend Reinvestment..................    3,245,108      $   106,183,551
                                               ===========      ===============

Repurchases:
  Class A....................................  (81,049,033)     $(2,912,887,498)
  Class B....................................   (5,352,502)        (178,981,485)
  Class C....................................   (1,178,202)         (41,084,959)
                                               -----------      ---------------
Total Repurchases............................  (87,579,737)     $(3,132,953,942)
                                               ===========      ===============

     At August 31, 1996, capital aggregated $896,965,895, $609,646,269 and
$68,750,890 for Classes A, B, and C, respectively. For the year ended August 31, 1996, transactions were as follows:

                                                    Shares                Value
-------------------------------------------------------------------------------
Sales:
  Class A....................................   66,836,175      $ 2,183,518,085
  Class B....................................   10,106,960          320,855,919
  Class C....................................    2,983,871           96,153,092
                                               -----------      ---------------
Total Sales..................................   79,927,006      $ 2,600,527,096
                                               ===========      ===============

Dividend Reinvestment:
  Class A....................................    3,364,624      $    98,887,480


                                August 31, 1997
--------------------------------------------------------------------------------

  Class B....................................    1,686,231           47,788,460
  Class C....................................      139,345            4,002,009
                                               -----------      ---------------
Total Dividend Reinvestment..................    5,190,200      $   150,677,949
                                               ===========      ===============

Repurchases:
  Class A....................................  (60,900,150)     $(1,998,962,701)
  Class B....................................   (3,501,676)        (110,876,294)
  Class C....................................   (2,004,148)         (64,797,520)
                                               -----------      ---------------
Total Repurchases............................  (66,405,974)     $(2,174,636,515)
                                               ===========      ===============

     Class B and C shares are offered without a front end sales charge, but are subject to a contingent deferred sales charge (CDSC). The CDSC for Class B and C shares will be imposed on most redemptions made within five years of the purchase for Class B and one year of the purchase for Class C as detailed in the following schedule. The Class B and C shares bear the expense of their respective deferred sales arrangements, including higher distribution and service fees and incremental transfer agency costs.

                                                             Contingent Deferred
                                                                 Sales Charge
Year of Redemption                                           Class B     Class C
--------------------------------------------------------------------------------
First.......................................................   5.00%       1.00%
Second......................................................   4.00%        None
Third.......................................................   3.00%        None
Fourth......................................................   2.50%        None
Fifth.......................................................   1.50%        None
Sixth and Thereafter........................................    None        None


     For the year ended August 31, 1997, VKAC, as Distributor for the Fund, received net commissions on sales of the Fund's Class A shares of approximately $1,409,200 and CDSC on redeemed shares of approximately $2,206,400. Sales charges do not represent expenses to the Fund.

4. Investment Transactions

During the period, the cost of purchases and proceeds from sales of investments, excluding short-term investments, were $2,652,266,073 and $2,324,550,901, respectively.

5. Derivative Financial Instruments

A derivative financial instrument in very general terms refers to a security whose value is "derived" from the value of an underlying asset, reference rate or index.

     The Fund has a variety of reasons to use derivative instruments, such as to attempt to protect the Fund against possible changes in the market value of its portfolio or generate potential gain. All of the Fund's portfolio holdings, including derivative instruments, are marked to market each day with the change in value reflected in the unrealized appreciation/depreciation. Upon disposition, a realized gain or loss is recognized accordingly, except when taking delivery of a security underlying a futures contract. In these instances, the recognition of gain or loss is postponed until the disposal of the security underlying the futures contract.

                                August 31, 1997
--------------------------------------------------------------------------------

     During the period, the Fund invested in futures contracts, a type of derivative. A futures contract is an agreement involving the delivery of a particular asset on a specified future date at an agreed upon price. The Fund generally invests in exchange traded stock index futures. These contracts are generally used to provide the return of an index without purchasing all of the securities underlying the index or to manage the Fund's overall exposure to the equity markets. Upon entering into futures contracts, the Fund maintains, in a segregated account with its custodian, securities with a value equal to its obligation under the futures contracts. During the period the futures contract is open, payments are received from or made to the broker based upon changes in the value of the contract (the variation margin).

     Transactions in futures contracts for the year ended August 31, 1997, were as follows:

                                                                       Contracts
--------------------------------------------------------------------------------
Outstanding at August 31, 1996........................................      -0-
Futures Opened........................................................    1,432
Futures Closed........................................................   (1,288)
                                                                         ------
Outstanding at August 31, 1997........................................      144
                                                                         ======

     The futures contracts outstanding as of August 31, 1997, and the description and unrealized appreciation are as follows:

                                                                      Unrealized
                                                       Contracts    Appreciation
--------------------------------------------------------------------------------
Long Contracts--S&P 500 Index Futures

  September 1997--(Current Notional Value of
    $451,550 per contract).............................      144     $ 1,377,259
                                                        ========    ============

6. Distribution and Service Plans

The Fund and its shareholders have adopted a distribution plan pursuant to Rule 12b-1 under the Investment Company Act of 1940 and a service plan (collectively the "Plans"). The Plans govern payments for the distribution of the Fund's shares, ongoing shareholder services and maintenance of shareholder accounts.

     Annual fees under the Plans of up to .25% of Class A average net assets and 1.00% each of Class B and Class C average net assets are accrued daily. Included in these fees for the year ended August 31, 1997, are payments to VKAC of approximately $7,765,100.

                       Report of Independent Accountants


To the Shareholders and Board of Trustees of Van Kampen American Capital Emerging Growth Fund

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Van Kampen American Capital Emerging Growth Fund (the "Fund") at August 31, 1997, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods presented, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at August 31, 1997 by correspondence with the custodian and brokers and the application of alternative auditing procedures for unsettled security transactions, provide a reasonable basis for the opinion expressed above.

PRICE WATERHOUSE LLP



Chicago, Illinois
October 10, 1997

                                Emerging Growth

               Funds Distributed by Van Kampen American Capital

GLOBAL AND
INTERNATIONAL
  Global Equity Fund
  Global Government Securities Fund
  Global Managed Assets Fund
  Short-Term Global Income Fund
  Strategic Income Fund

EQUITY
Growth
  Aggressive Growth Fund
  Emerging Growth Fund
  Enterprise Fund
  Growth Fund
  Pace Fund
Growth & Income
  Comstock Fund
  Equity Income Fund
  Growth and Income Fund
  Harbor Fund
  Real Estate Securities Fund
  Utility Fund

FIXED INCOME
  Corporate Bond Fund
  Government Securities Fund
  High Income Corporate Bond Fund
  High Yield Fund
  Limited Maturity Government Fund
  Prime Rate Income Trust
  Reserve Fund
  U.S. Government Fund
  U.S. Government Trust for Income

TAX-FREE
  California Insured Tax Free Fund
  Florida Insured Tax Free Income Fund
  High Yield Municipal Fund
  Insured Tax Free Income Fund
  Intermediate Term Municipal Income Fund
  Municipal Income Fund
  New Jersey Tax Free Income Fund
  New York Tax Free Income Fund
  Pennsylvania Tax Free Income Fund
  Tax Free High Income Fund
  Tax Free Money Fund

MORGAN STANLEY
FUND, INC.
  Aggressive Equity Fund
  American Value Fund
  Asian Growth Fund
  Emerging Markets Fund
  Global Equity Allocation Fund
  Global Fixed Income Fund
  High Yield Fund
  International Magnum Fund
  Latin American Fund
  U.S. Real Estate Fund
  Value Fund
  Worldwide High Income Fund

Ask your investment representative for a prospectus containing more complete information, including sales charges and expenses. Please read it carefully before you invest or send money. Or call us weekdays from 7:00 a.m. to 7:00 p.m. Central time at 1-800-341-2911 for Van Kampen American Capital or 1-800-282-4404 for Morgan Stanley retail funds.

                         Results of Shareholder Votes

     A Special Meeting of Shareholders of the Fund was held on May 28, 1997 where shareholders voted on a new investment advisory agreement, the election of Trustees and the ratification of Price Waterhouse LLP as independent public accountants. With regard to the approval of a new investment advisory agreement between Van Kampen American Capital Asset Management, Inc. and the Fund, 46,072,440 shares voted for the proposal, 941,863 shares voted against and 2,193,495 shares abstained. With regard to the election of J. Miles Branagan as elected trustee of the Fund, 48,054,337 shares voted in his favor and 1,157,461 shares withheld. With regard to the election of Richard M. DeMartini as elected trustee of the Fund, 48,044,389 shares voted in his favor and 1,167,408 shares withheld. With regard to the election of Linda Hutton Heagy as elected trustee of the Fund, 48,043,631 shares voted in her favor and 1,168,167 shares withheld. With regard to the election of R. Craig Kennedy as elected trustee of the Fund, 48,058,599 shares voted in his favor and 1,153,199 shares withheld. With regard to the election of Jack E. Nelson as elected trustee of the Fund, 48,055,618 shares voted in his favor and 1,156,179 shares withheld. With regard to the election of Jerome L. Robinson as elected trustee of the Fund, 48,034,735 shares voted in his favor and 1,177,062 shares withheld. With regard to the election of Philip B. Rooney as elected trustee of the Fund, 48,059,091 shares voted in his favor and 1,152,706 shares withheld. With regard to the election of Fernando Sisto as elected trustee of the Fund, 48,036,940 shares voted in his favor and 1,174,858 shares withheld. With regard to the election of Wayne W. Whalen as elected trustee of the Fund, 48,054,625 shares voted in his favor and 1,157,172 shares withheld. With regard to the ratification of Price Waterhouse LLP as independent public accountants for the Fund, 46,639,565 shares voted for the proposal, 449,370 shares voted against and 2,122,862 shares abstained.

               Van Kampen American Capital Emerging Growth Fund

Board of Trustees

J. Miles Branagan
Richard M. DeMartini*
Linda Hutton Heagy
R. Craig Kennedy
Jack E. Nelson
Jerome L. Robinson
Phillip B. Rooney
Fernando Sisto
Wayne W. Whalen*-Chairman

Officers

Dennis J. McDonnell*
  President
Ronald A. Nyberg*
  Vice President and Secretary
Edward C. Wood, III*
  Vice President and Chief Financial Officer
Curtis W. Morell*
  Vice President and Chief Accounting Officer
John L. Sullivan*
  Treasurer
Tanya M. Loden*
  Controller
Peter W. Hegel*
Alan T. Sachtleben*
Paul R. Wolkenberg*
  Vice Presidents

Investment Adviser

Van Kampen American Capital
Asset Management, Inc.
One Parkview Plaza
Oakbrook Terrace, Illinois 60181

Distributor

Van Kampen American Capital
Distributors, Inc.
One Parkview Plaza
Oakbrook Terrace, Illinois 60181

Shareholder Servicing Agent

ACCESS Investor
Services, Inc.
P.O. Box 418256
Kansas City, Missouri 64141-9256

Custodian

State Street Bank
and Trust Company
225 Franklin Street
P.O. Box 1713
Boston, Massachusetts 02105

Legal Counsel

Skadden, Arps, Slate,
Meagher & Flom (Illinois)
333 West Wacker Drive
Chicago, Illinois 60606

Independent Accountants

Price Waterhouse LLP
200 East Randolph Drive
Chicago, IL 60601

* "Interested" persons of the Fund, as defined in the Investment Company Act of 1940.

(C)  Van Kampen American Capital Distributors, Inc., 1997 All rights reserved.

(SM) denotes a service mark of Van Kampen American Capital Distributors, Inc.


This report is submitted for the general information of the shareholders of the Fund. It is not authorized for distribution to prospective investors unless it has been preceded or is accompanied by an effective prospectus of the Fund which contains additional information on how to purchase shares, the sales charge, and other pertinent data. After December 31, 1997, the report must be accompanied by a quarterly performance update, if applicable.
                                       33